Exhibit 99.2
Second Quarter 2005 Earnings Presentation Steve Scheid Chairman and Chief Executive Officer Gary Black President and Chief Investment Officer Dave Martin Executive Vice President and Chief Financial Officer C0705-133 10-15-05 July 28, 2005

Highlights (adjusted basis) 2Q 2005 adjusted EPS of $0.11 flat compared to 1Q 2005 and reflects an increase in the Investment Management operating margin to 23.0% (1) Total long-term net outflows (ex $2 billion in ING redemption) of $0.1 billion in 2Q 2005 versus $1.9 billion of net outflows in 1Q 2005 Assets Under Management ("AUM") at June 30, 2005 of $130.3 billion, down 1.1% for the quarter Driven by money market outflows of $1.8 billion, ING redemption of $2.0 billion, Vontobel disposition of $0.2 billion and market appreciation of $2.6 billion 65% and 59% of JIF funds were in the top two Lipper quartiles on a 1- and 3-year total returns basis, respectively, as of June 30, 2005 (2) Share buyback of $155 million year-to-date (at $14.37 avg. price per share), including $55 million in 2Q 2005 (at $14.55 avg. price per share) Notes: See GAAP Reconciliation Tables on pp 22-24 to Adjusted basis utilized in the presentation Data presented reflects past performance, which is no guarantee of future results. Please see slide 8 for complete Lipper rankings

Net flows (ex ING) were driven by strong INTECH sales... Total Company Long-Term Flows $ in billions Note: 2Q 2005 Flows exclude $0.2 billion disposition of Janus' Vontobel assets Gross Redemptions Gross Sales ING Redemption Net Sales Net Sales ex-ING redemption INTECH Long-Term Flows $ in billions Driven by

....however, improvement must also come from Janus-managed products Gross Redemptions Gross Sales ING Redemption Net Sales Net Sales ex-ING redemption Note: Flows depicted exclude cash management and INTECH flows; Annualized sales and redemption rates calculated as a percentage of beginning of period assets and exclude ING and a 2Q 2005 disposition of Janus' Vontobel Assets Janus (ex INTECH) Long-Term Flows (1) $ in billions 16% 16% 12% 9% 14% 16% 12% 49% 43% 45% 28% 33% 31% 28% Annualized Redemption Rate (1) Annualized Gross Sales Rate (1)

Investments Gary Black President and Chief Investment Officer

Investment performance remains strong 65% and 59% of JIF funds are in the top two Lipper quartiles(1) on a total returns basis over the 1-year and 3-year periods, respectively 81% and 63% of Janus managed JIF equity funds are in the top two Lipper quartiles on a 1-and 3-year total-return basis, respectively Morningstar ratings continue to decline due to poor 5-year track record As of June 30, 2005, 32% of JIF funds have 4/5 star overall ratings, down from 36% at March 31, 2005 (2) Performance bright spots and challenges: 90% of JIF Funds are in Top Half Lipper Quartiles since PM inception Janus Twenty and Janus Contrarian in top 1% of funds in their respective Lipper categories on a 1-year basis and top 3% on a 3-year basis Janus Adviser Forty (I-shares) is the #1 performing fund in its Lipper Large Cap Growth category on a 1-year basis The flagship Janus Fund and Worldwide Fund continue to be challenged with bottom half relative performance on a 1-, 3- and 5-year basis Notes: Data presented reflects past performance, which is no guarantee of future results. See slides 8, 25 and 26, for complete Lipper and Morningstar rankings and performance. Percentile ranking calculations exclude Janus Money Market Funds. The Overall Morningstar RatingTM for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar RatingTM metrics.

81% and 63% of Janus Managed JIF Equity Funds are Lipper top half performers on a 1- and 3-year basis, respectively, as of June 30, 2005 Past performance is no guarantee of future results. JIF Funds do not include Janus World Funds, Janus Adviser Series, Janus Aspen Series, all classes of Janus International Equity Fund and Janus U.S. Value Fund, Sub-advised and Money Markets. Janus Managed JIF Equity Funds also do not include JIF Value funds, JIF Income funds, and Janus Risk-Managed Stock Fund. As of June 30, 2005, the number of funds in the Janus Investment Funds is 23. Funds not ranked by Lipper are not included in the analysis. Funds are ranked within their corresponding Lipper classification for the specified time period. 1-Year Basis 3-Year Basis Percent of Funds in Top 2 Lipper Quartiles Based on Total Returns All JIF Funds Janus Managed JIF Equity Funds Funds Funds Funds Funds

Growth and Core/Blend funds lead performance with 8 of 11 Janus-managed funds in the top 2 quartiles over both the 1- and 3-year periods Past performance is no guarantee of future results. Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. 1Ranking is for the investor share class only; other classes may have different performance characteristics. 2Effective 2/28/05, Janus Flexible Income Fund changed its name to Janus Flexible Bond fund and added to its investment policy to state that at least 80% of its net assets (plus borrowings for investment purposes) will be invested in bonds. 3Effective 2/25/05, Sharon Pichler is no longer the manager of the Janus Federal Tax-Exempt Fund, and Doug Nelson is now the Fund Manager. 4 Ranking is for I-Share class only; other classes may have different performance characteristics. *Closed to new investors. ‡ In accordance with NASD regulations, Lipper rankings cannot be publicly disclosed for time periods of less than 1 year.

Janus' 5-year relative performance should continue to improve as we roll off weak 2000 performance Past performance is no guarantee of future results. Does not include Janus World Funds, Janus Adviser Series, Janus Aspen Series, all classes of Janus International Equity Fund and Janus U.S. Value Fund, Sub-advised and Money Markets. As of June 30, 2005, the number of funds in the Janus Investment Funds is 23. Funds not ranked by Lipper are not included in the analysis. Funds are ranked within their corresponding Lipper classification for the specified time period. Percent of JIF Funds by Lipper Quartile (% of JIF Funds, Period ending 6/30/2005) June 2005 Jan. 2000 Jan. 2000

Financials Dave Martin Executive Vice President and Chief Financial Officer

2Q 2005 Financial Overview (Adjusted Basis) 2Q 2005 operating results flat versus 1Q 2005 at $0.11 earnings per share (1) Investment Management revenue of $209 million down 3.4% from 1Q 2005 Reflects 3.4% decline in average assets to $129.3 billion and $1.8 million decrease in performance fees due to timing of contracts Investment Management expenses of $161 million down 5% from 1Q 2005 (1) Driven by a $5.1 million decline in compensation and benefits and a $2.8 million decrease in advertising expenditures Improved Investment Management operating margin of 23.0% versus 21.6% in 1Q 2005 (1) 2Q 2005 operating loss in RSG increased by $1.0 million to $4.1 million Note: See GAAP Reconciliation Tables on pp 22-24 to Adjusted basis utilized in the presentation

Reduced revenue offset by lower operating expenses led to an improved Investment Management operating margin in 2Q 2005 versus 1Q 2005 Consolidated Entity (adjusted basis) (1) Certain amounts on this slide have been adjusted from the GAAP basis for items that are not ongoing or are non-operational in nature. Please refer to the slides at the end of this presentation for additional information on the use of non-GAAP measures and a reconciliation of non-GAAP amounts. Note: See GAAP Reconciliation Tables on pp 22-24 to Adjusted basis utilized in the presentation

Delivering competitive industry profitability is a top priority Investment management margins remain below our expectations, even considering the impact of options expensing and the amortization of the 2002 5% stock grant Management committed to operating margins at 30%+ levels Reviewing the cost structure to seek correct sizing to revenue potential Janus Investment Management Segment Profitability (1) By Quarter, 1Q 2004-2Q 2005 Note: Revenue and expense numbers shown are reported adjusted Janus Investment Management segment figures 2Q 2005 Impact of: % of Revenue Stock Option expense Amortization of 2002 5% Stock Grant 2.7% 4.1% Total 6.8%

Management continues to use stock buyback to return capital to shareholders From June 30, 2004 through June 30, 2005 Janus repurchased $239 million of its $500 million buyback authorization Share reduction of approximately 6.2% from June 30, 2004 to June 30, 2005 Adequate cash on hand to fund stock repurchase program Share Repurchases Share Repurchases Share Repurchases Share Repurchases Period $ Shares Average Price (1) 3Q04 $ 41.6mm 3.0mm $ 13.77 4Q04 $ 42.1mm 2.6mm $ 16.14 1Q05 $100.0mm 7.0mm $ 14.28 2Q05 $55.3mm 3.8mm $14.55 Total / Average $238.9mm 16.4mm $14.54 Note: Average price includes commissions

Safe Harbor Statement This presentation includes statements concerning potential future events involving Janus Capital Group Inc. that could differ materially from the events that actually occur. The differences could be caused by a number of factors including those factors identified in Janus' Annual Report on Form 10-K for the year ended December 31, 2004, on file with the Securities and Exchange Commission (Commission file no. 001-15253). Many of these factors are beyond the control of the company and its management. Any forward-looking statements contained in this presentation are as of the date on which such statements were made. The company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results express or implied therein will not be realized.

Other Important Disclosures Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from janus.com. Read it carefully before you invest or send money. Janus Capital Group consists of Janus Capital Management LLC, Enhanced Investment Technologies, LLC (INTECH), and Capital Group Partners, Inc. Janus Capital Group owns 30% of Perkins, Wolf, McDonnell and Company, LLC. Indexes are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio The S&P 500 Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Differences between compared investments may include objectives, sales and management fees, liquidity, volatility, tax features and other features, which may result in differences in performance. Janus funds distributed by Janus Distributors LLC (7/05)

Appendix

AUM by investment discipline and distribution channel Growth/Blend ($65bn) Value ($10bn) Mathematical ($32bn) Money Market ($7bn) Global / International ($11bn) Fixed Income ($6bn) Janus Institutional Asset Management ($37bn Institutional) Janus Direct & Supermarket ($44bn Retail) Global Advisors ($50bn Intermediary) $130.3 billion in AUM as of 6/30/05 By Investment Discipline By Distribution Channel

Institutional flows experienced a strong recovery in 2Q 2005 Gross Redemptions Gross Sales ING Redemption Net Sales Net Sales ex-ING redemption Retail ($44Bn) Global Advisors ($50Bn) Institutional(2) ($37Bn) Notes: Flows depicted exclude a $0.2 billion disposition of Vontobel Assets; Annualized sales and redemption rates calculated as a percentage of beginning of period assets and exclude ING Excludes Institutional Money Market Flows Flows by Channel (1) $ in billions, unless otherwise stated 11% 8% 11% 12% 9% 22% 19% 24% 23% 19% 16% 15% 21% 22% 21% 60% 36% 41% 41% 37% 42% 56% 68% 35% 50% 40% 10% 6% 7% 4% Annualized Redemption Rate Annualized Gross Sales Rate Annualized Redemption Rate Annualized Gross Sales Rate Annualized Redemption Rate Annualized Gross Sales Rate

From 1Q 2005 to 2Q 2005 lower operating expenses offset an asset driven decline in revenue Investment Management Segment (adjusted basis) (1) Note: See GAAP Reconciliation Tables on pp 22-24 to Adjusted basis utilized in the presentation

Free cash flow and liquidity position remains strong Note: Free cash flow is defined as cash flow from operations less capital expenditures. The comparable GAAP measure is cash flow from operations

Reconciliation Of Non-GAAP Amounts - 2Q 2005 Janus management analyzes historical results after adjusting for certain items that are not ongoing or are non-operational in nature. The company believes that excluding these items is useful to management and investors because it provides a more comparable basis for evaluating Janus' operating results and financial performance over time. Internally, these adjusted results are used to evaluate the performance of the company.

Reconciliation Of Non-GAAP Amounts - 1Q 2005 Janus management analyzes historical results after adjusting for certain items that are not ongoing or are non-operational in nature. The company believes that excluding these items is useful to management and investors because it provides a more comparable basis for evaluating Janus' operating results and financial performance over time. Internally, these adjusted results are used to evaluate the performance of the company.

Reconciliation Of Non-GAAP Amounts - 2Q 2004 Janus management analyzes historical results after adjusting for certain items that are not ongoing or are non-operational in nature. The company believes that excluding these items is useful to management and investors because it provides a more comparable basis for evaluating Janus' operating results and financial performance over time. Internally, these adjusted results are used to evaluate the performance of the company.

Morningstar RatingTM Based on Risk-Adjusted Returns as of 6/30/05 Data presented reflects past performance, which is no guarantee of future results. Notes: 1Closed to new investors. 2Rating is for this share class only; other classes may have different performance characteristics. For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

Latest Fund Performance Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit janus.com for current month end performance. Total returns include reinvestment of dividends and capital gains. Please see footnotes on following page.

Latest Fund Performance (cont'd) Notes: All figures unaudited. Closed to new investors. Returns have sustained significant gains and losses due to market volatility in the healthcare sector. This Fund has been significantly impacted, either positively or negatively, by investing in initial public offerings (IPOs). This Fund may have significant exposure to emerging markets which may lead to greater price volatility. Effective May 1, 2005, Karen L. Reidy is no longer the Portfolio Manager of the Janus Balanced Fund and Gibson Smith and Marc Pinto are now co-managers of the Fund. Effective May 1, 2005, Karen L. Reidy is no longer the Portfolio Manager of Janus Core Equity Fund and Minyoung Sohn is now the Portfolio Manager of the Fund. A 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower. The voluntary waiver of the Fund's management fee terminated on June 25, 2004. Without such waivers total returns from inception to June 24, 2004 would have been lower. Returns shown for Janus Small Cap Value Fund prior to April 21, 2003 are those of Berger Small Cap Value Fund. Returns shown for Janus Mid Cap Value Fund prior to April 21, 2003 are those of Berger Mid Cap Value Fund. Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bonds funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the fund by the Portfolio Manager. As of June 30, 2005, the 30-day SEC Yield was 3.60% on Janus Federal Tax-Exempt Fund, 3.85% on Janus Flexible Income Fund, 6.37% on Janus High-Yield Fund and 3.45% on Janus Short-Term Bond Fund. Adviser has agreed to waive a portion of the Fund's expenses if they exceed the designated cap. If during the periods shown, the Fund's actual expenses exceeded the cap, its total return would have been lower. There were no waivers in effect for the most recent period presented. Janus Capital has contractually agreed to waive Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund's total operating expenses to the levels indicated in the prospectus until at least March 1, 2006. Without such waivers, Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund's yield would have been 2.46% and 2.40%, respectively and total returns would have been lower. Income may be subject to state or local taxes and to a limited extent certain federal tax. Capital gains are subject to federal, state and local taxes. Janus Adviser Forty commenced operations on 8/1/00, after the reorganization of the Retirement Shares of Janus Aspen Series into the Funds. The returns for the reorganized Funds reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. Differences between compared investments may include objectives, sales and management fees, liquidity, volatility, tax features and other features, which may result in differences in performance. A fund's performance may be affected by risks that include those associated with non-diversification, investments in foreign securities, non-investment grade debt securities, undervalued companies or companies with a relatively small market capitalization. Please see a Janus prospectus for more detailed information.